UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9th, 2011

Commission File Number: 000-52727

ELRAY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

98-0526438
(IRS Employer Identification Number)

575 Madison Ave
Suite 1006
New York, NY, 10022
  (Address of principal executive offices)

 917-775-9689
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

The purpose of this Amended filing is to Amend the Acquisition Agreement listed as Exhibit 1 on the 8k filed February 23rd, 2011.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 9th, 2011, Elray Resources, Inc. (“Elray Resources”) entered into an Amended Purchase Agreement which amended certain elements of a Purchase Agreement originally entered into by the parties of February 11th, 2011. Whereas under the original Agreement, the Company was to acquire 100% of the shares of Splitrock Ventures, Ltd., pursuant the Amended Agreement the Company shall instead acquire only certain Assets & Liabilities of Splitrock Ventures, Ltd. As consideration for said acquisition, the Company has issued 599,330,282 shares to Splitrock Ventures, Ltd. as full consideration therefore. Said Amended Agreement and Exhibits of Assets and Liabilities are attached hereto as Exhibits.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13th, 2011

ELRAY RESOURCES, INC.
(Registrant)

By:	/s/ Brian Anthony Goodman
Brian Anthony Goodman, Director